UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2005
                                                           ------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-31565                 06-1377322
----------------------------      ----------------------     ------------------
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
     of incorporation                                        Identification No.)
     or organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 8.01         Other Events
                  ------------

                  On June 7, 2005, New York Community Bancorp, Inc. (the "Company") issued a news release announcing that its application for the establishment of a limited-purpose commercial bank was approved by the New York State
                  Banking Board, and that it received its first municipal deposits in connection with the designation of one of its Queens-based branches as a "Banking Development District Branch" by the New York State Banking Department. The Company also announced that the Bank received a $42.0 million allocation under the U.S. Treasury Department's New Markets Tax Credit Program.

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (c) Attached as Exhibit 99.1 is the news release issued by the Company on June 7, 2005.







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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     June 7, 2005                         NEW YORK COMMUNITY BANCORP, INC.
---------------------------
        Date
                                          /s/ Joseph R. Ficalora
                                         --------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


99.1     News release issued by the Company on June 7, 2005.